SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                              August 16, 2002
              Date of Report (Date of earliest event reported)


                                ZiLOG, INC.
           (Exact name of registrant as specified in its charter)

                                  Delaware
               (State or other jurisdiction of incorporation)


                001-13748                                13-3092996
        (Commission File Number)             (IRS Employer Identification No.)



             532 Race Street                               95126
          San Jose, California                           (Zip Code)
(Address of principal executive offices)




                               (408) 558-8500
            (Registrant's telephone number, including area code)




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         99.1 Certificate of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350 dated August 16, 2002

ITEM 9.  Regulation FD Disclosure.


         On August 16, 2002, each of James M. Thorburn, Chief Executive Officer of ZiLOG, Inc. (the "Company") (the Company's principal executive officer), and Perry Grace, Chief Financial Officer of the Company (the Company's principal financial officer) provided the certification required pursuant to 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002). A copy of this certification is attached hereto as Exhibit 99.1.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZiLOG, INC.


                                   By: /s/ Perry Grace
                                       -------------------------------
                                   Name:    Perry Grace
                                   Title:   Vice President and
                                            Chief Financial Officer




Dated:  August 16, 2002

                               EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

Exhibit 99.1 Certificate of Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C.
                           Section 1350 dated August 16, 2002